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                      SUPPLEMENT DATED FEBRUARY 27, 1997
                       TO PROSPECTUS DATED MAY 1, 1996




On February 27, 1997, the Board of Directors of the Market Street Fund, Inc. ("MS Fund") unanimously resolved that a Special Meeting of Shareholders of the Growth Portfolio of the MS Fund be held on April 24, 1997 for the purpose of holding a vote to determine whether to approve or disapprove the replacement of Newbold's Asset Management, Inc. with Sentinel Advisors Company as investment adviser of the Growth Fund.

The Board of Directors authorized the Secretary of the MS Fund to prepare and mail a notice, proxy statement and proxy to policyholders and contractholders who have assets invested in the Growth Portfolio as of March 5, 1997, the record date. Such proxy materials will be, or have been, forwarded to solicit the policyholders' and contractholders' vote on whether to approve or disapprove the proposed replacement of the investment adviser.

The change in investment adviser will become effective on May 1, 1997 should a majority of shareholders vote in favor of the change.